UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

———————

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: December 31

DATE OF REPORTING PERIOD: December 31, 2008

Item 1. Reports to Stockholders.

GENERAL INFORMATION (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager, and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (Singapore) Ltd., the Fund’s investment adviser, provides the Manager with advice regarding investments by the Investment Plan and manages the Fund’s assets held outside the Investment Plan.

Shareholder Information

The Fund’s shares are listed on the NYSE Alternext US LLC (“NYSE Alternext”), formerly the American Stock Exchange. The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE Alternext, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE Alternext trading symbol is “TF”. The Fund’s weekly NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2008.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the “Plan Agent”) at the address shown below.

Certifications

The Fund’s chief executive officer has certified to the NYSE Alternext that, as of June 2, 2008, he was not aware of any violation by the Fund of applicable NYSE Alternext corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.

c/o American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Telephone: (866) 669-9905; (718) 921-8124

www.amstock.com

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you are an automatic participant in the Plan. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their NAV per share, the Fund will issue new shares to you at the higher of NAV or 95% of the then-current market price. If the market price is lower than NAV per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE Alternext or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE Alternext or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE Alternext or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

SHAREHOLDER LETTER (unaudited)

February 4, 2009

Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand (“SET”) and the Fund’s performance for the year ended December 31, 2008.

Thai Stock Market Overview & Outlook

In the last six months of 2008, the SET closed at 449.96 points, down 318.63 points or 41.46% from June 30, 2008. The Thai market plunged along with the global market, e.g. DJIA (U.S.) –22.67%, NKY (Japan) –34.28%, FTSE (U.K.) –21.18%, HSKI (Hong Kong) –34.90% and regional markets, e.g. KLI (Malaysia) –26.11%, SHCOMP (China) –33.45%, SENSEX (India) –28.33%, PCOMP (Philippines) –23.87%. The selling pressure mainly came from foreign investors, selling off every sector in order to avoid market risk. Asia ex-Japan outflow was U.S.$25.5 billion for 2008.

After enjoying a strong and sustained period of expansion with Gross Domestic Product (“GDP”) growth averaging 5.5% per year over the past decade, Thailand cannot escape the adverse consequences of deteriorating global economic conditions. We forecast negative real GDP growth (–0.8% YoY) for 2009, the worst performance by the economy since the Asian financial crisis of 1997-98.

In our forecasts we assumed weaker aggregate demand (including private sector consumption and investment) and a sharp contraction in international trade and services income from abroad. Fiscal policy measures are likely to play only a limited role in supporting domestic demand in the near term partly because disbursement of public funds is often delayed. Also while political risk seems to have eased and various stimulus packages are in the pipeline, the new government’s actions are circumscribed by the fiscal year 2009 budget drawn up by the previous administration. No large-scale infrastructure projects should be expected to begin anytime soon.

We anticipate a sharp economic slowdown during the fourth quarter of 2008 (“4Q08”) and the first quarter of 2009 due mainly to a contraction in external demand for Thai goods and services, though demand for imports (mainly consumer goods) could remain strong. Economic activity will remain at low ebb for most of 2009, with a slight pick up towards year-end.

Global factors are transmitted mainly through trade linkages

At least three channels have been responsible for transmitting the global financial crisis to the Thai economy: financial market volatility, non-functioning capital markets and international trade linkages. Recent academic research suggests that the latter two channels are the most significant factors. Distressed financial institutions, de-leveraging, investor redemptions, international portfolio rebalancing and a reduced appetite for risk among investors have all contributed to sharp drops in equity markets worldwide. Domestic political turmoil has compounded the SET’s woes. The negative wealth effect from falling stock markets can hurt the real economy through a slowdown in domestic consumption. However, the main channel for contagion of the domestic economy in our view is through international trade linkages. Thailand has an open economy that is highly exposed to the state of the G3 economies (the major export destination of global exports, U.S., Japan and European Union) if one looks at ‘total’ exposure, i.e. both direct and indirect trade linkages. The pattern of the relationship has changed, but the correlation remains strong indicating that Thailand’s export performance is still closely tied to demand from the G3 economies.

Trade and current account should both be in the red in 2009

We forecast negative growth for both exports and imports of around -5% in U.S. dollar terms in 2009, i.e. –4.6% for exports and –5.3% for imports. If both direct and indirect transactions are included, as much as 46.4% of Thai exports are absorbed by the G3 economies, which accounted for 55% of world GDP in 2007. Although exports will slow sharply in 2009 we assume that the trade balance will remain in surplus at U.S.$1.4 billion, with demand for imports expected to decelerate sharply as consumer and business sentiment deteriorates. Apart from slowing exports the global downturn will also affect inbound tourism. In addition the one-week shutdown of Bangkok’s international airports by antigovernment demonstrators late last year severely damaged the tourism industry. We have therefore allowed for a deficit on the services account and forecast a current account deficit of U.S.$1.0 billion for this year.

Fiscal measures will have only a limited near-term impact

We are not convinced that fiscal measures will have more than a limited impact on the Thai economy in the near term given the depth of the global recession. The government has said it plans to spend as much as Bt1.8 trillion on fiscal packages in fiscal year 2009. This level of expenditure would result in a fiscal deficit of approximately Bt250 billion. This sounds promising but whether the funds can actually be disbursed on time is another matter, and we have our doubts. We assumed a spending ratio of 90.5% for the government budget, the lowest level in five years. Political factors, i.e. factional conflict within a multi-party coalition can lead to periods of instability, making long-term planning difficult and delaying projects. But large-scale fiscal stimulus is vital for the Thai economy to regain its momentum in the longer term.

Inflationary pressure, both demand-pull and cost-push, has died down. On the supply side, we expect headline inflation to fall sharply due to plunging oil and commodity prices. Meanwhile, the slowing global economy has sharply reduced aggregate demand and therefore price pressure. We estimate core inflation will drop to 1.4% versus 2.3% in 2008. With the economy weakening, the policy bias is now weighted more towards economic stimulus, i.e. a loosening monetary policy. The Bank of Thailand cut its policy rate by 100 basis points to 2.75% on December 3, 2008 and we expect it will be further reduced to 1.75% by mid-2009.

We are not seeing much upside potential for the first half of 2009 and we are also hopeful that there is not much downside either. We are expecting the SET to trade in the 380 to 450 range, with the key factors for the first half relating to earnings and dividends.

•

Corporate results for 4Q08 and full year 2008 to be announced by the end of February should not be too positive. We most likely will not see the typical boost in the market from the shift in valuations due to the uncertain outlook for this year. We are forecasting average earnings-per-share growth this year of only 1.89%.

•

On the positive side, listed Thai companies are in a relatively strong financial position and can maintain very attractive dividend payouts, especially relative to declining interest rates at commercial banks. For this reason, we believe that the Thai stock market will be supported even with generally negative news expected ahead. We currently estimate that Thai shares offer a dividend yield of 6.84% based on our current 2008 forecasts. Shares will go ex-dividend in March and April, and we could see further downside then. With that said, we hold to our long-standing recommendation for long-term investors to hold for dividends and wait for the recovery in share prices later this year.

•

Another major positive is that the Thai stock market is predominately domestic-oriented and, based on market capitalization weighting, stands to benefit from a direct boost from the government stimulus package, even if it eventually proves insufficient to lift the overall economy. By our estimate, foreign sales account for probably less than 20% of total listed company sales.

•

A third positive factor is that the Thai baht should strengthen over time against the U.S. dollar, as should regional currencies. This point is based on the assumption that there will be an eventual realignment of trade and savings in the global economy and that realignment should favor Asian currencies. If this proves true, it should attract new foreign investment to the Thai stock market.

At the SET Index of 433.52 on January 23, 2009, the Thai stock market is trading at a 2009 price to earnings ratio (PER) of 6.84. We have made some pretty compelling arguments in recent months why the Thai stock market is cheap on a historic or comparative basis. We stubbornly believe that these valuation arguments will eventually prevail and the Thai stock market still has upside potential in a bearish market. We maintain our yearend SET Index target of 600, which would put the market on a 2009 PER of 9.47, price to book value ratio of 1.91 and dividend yield at 4.7%.

Performance Evaluation

As of December 31, 2008, the Fund had net assets of U.S.$23.2 million, equivalent to a net asset value (“NAV”) per share of U.S.$7.32. Of this amount, Thai equity securities accounted for 93.81% of the Fund’s net assets; the remainder was in cash and bank deposits.

For the second half of 2008, in Thai baht terms the SET Index was down 41.46% and the equity portfolio return was down 36.19%, thus outperforming the benchmark by 5.27%. For 2008, the SET Index was down 47.56% in Thai baht terms and the equity portfolio return was down 41.54%, outperforming the benchmark by 6.02%. For 2008 in U.S.$ terms, the NAV return, assuming reinvestment of the U.S.$0.084 dividend paid on December 30, 2008, was negative 44.14% and the SET Index was down 49.34% .

Portfolio Management

Mr. Vijchu Chantatab has been the Fund’s portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

Finally, the Fund’s management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Masamichi Yokoi

Masamichi Yokoi

Chairman of the Board

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2008

COMMON STOCKS—93.81%

Shares		Value	Shares		Value
Banks—20.20%			744,800	PTT Exploration and
1,190,600	Bangkok Bank			Production Public
	Public Co., Ltd.	$ 2,354,067		Co., Ltd.	$ 2,283,638
800,000	Bank of Ayudhya		316,000	PTT Public Co., Ltd.	1,584,634
	Public Co., Ltd.	213,195	1,385,700	Unique Mining Services
1,641,700	Kasikornbank			Public Co., Ltd.	583,701
	Public Co., Ltd.	2,116,948			5,092,245
		4,684,210	Finance & Securities—0.19%
Commerce—7.53%			132,300	Phatra Securities
288,400	BIG C Supercenter			Public Co., Ltd.	44,735
	Public Co., Ltd.	316,104	Food & Beverage—2.29%
2,000,000	CP ALL Public		1,100,000	Minor International
	Co., Ltd.	704,918		Public Co., Ltd.	249,014
4,884,800	Home Product Center		5,813,200	Premier Marketing
	Public Co., Ltd.	431,123		Public Co., Ltd.*	176,573
152,500	Siam Makro Public		70,000	S&P Syndicate Public
	Co., Ltd.	294,970		Co., Ltd.	44,530
		1,747,115	138,000	Serm Suk Public
Communication—7.99%				Co., Ltd.	30,449
653,000	Advanced Info Service		55,800	Thai Union Frozen
	Public Co., Ltd.	1,487,593		Products Public
251,900	Interlink Communication			Co., Ltd.	30,860
	Public Co., Ltd.@	28,512			531,426
2,604,600	Synnex Thailand		Health Care Services—5.49%
	Public Co., Ltd.*	82,099	6,213,400	Bangkok Chain Hospital
277,300	Total Access			Public Co., Ltd.	1,264,129
	Communication		16,000	Bangkok Dusit Medical
	Public Co., Ltd.	254,275		Services Public
		1,852,479		Co., Ltd.	8,253
Construction—1.84%					1,272,382
144,300	The Siam Cement		Household Goods—0.37%
	Public Co., Ltd.	425,900	102,700	Modernform Group
Energy—21.96%				Public Co., Ltd.	86,815
98,000	Banpu Public
	Co., Ltd.	640,272

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2008

COMMON STOCKS (concluded)

Shares		Value	Shares		Value
Machinery—0.32%			700,000	Central Pattana
1,210,000	Unimit Engineering			Public Co., Ltd.	$ 286,839
	Public Co., Ltd.	$ 74,200	4,931,100	Land and House
Media & Publishing—9.11%				Public Co., Ltd.	531,295
3,451,579	Amarin Printing and		19,551,900	Quality Houses
	Publishing Public			Public Co., Ltd.	526,648
	Co., Ltd.	1,087,963	1,000,000	Rojana Industrial Park
1,481,900	BEC World Public			Public Co., Ltd.	111,182
	Co., Ltd.	840,791	1,104,000	Sammakorn Public
500,000	MCOT Public			Co., Ltd.	40,493
	Co., Ltd.	183,393	5,105,600	Thai Industrial &
		2,112,147		Engineering Service
Mining—0.82%				Public Co., Ltd.*@	91,439
683,800	Padaeng Industry		6,374,357	TRC Construction
	Public Co., Ltd.	190,066		Public Co., Ltd.	398,196
Packaging—1.11%					2,813,955
1,309,600	A.J. Plast Public		Transportation—1.33%
	Co., Ltd.	111,080	92,500	Airports of Thailand
2,412,800	Multibax Public			Public Co., Ltd.	47,976
	Co., Ltd.	145,193	486,300	Bangkok Expressway
		256,273		Public Co., Ltd.	241,076
Personal Products—1.05%			176,100	Eternity Grand Logistics
2,957,200	DSG International			Public Co., Ltd.@	20,286
	(Thailand) Public				309,338
	Co., Ltd.	244,049		Total Common Stocks
Petrochemicals—0.07%				(Cost—$32,687,680)	21,754,323
161,100	Vinythai Public
	Co., Ltd.	16,988
Property Development—12.14%
2,377,000	Amata Corporation
	Public Co., Ltd.	277,903
8,064,000	Asian Property
	Development Public
	Co., Ltd.	549,960

CONSOLIDATED PORTFOLIO OF INVESTMENTS (concluded)

December 31, 2008

SHORT-TERM INVESTMENTS—6.83%
Principal Amount (000)		Value
THAI BAHT SAVINGS ACCOUNT—4.67%
37,781	Bangkok Bank Savings
	Account, 0.5%,
	due 1/5/09	$ 1,082,634
U.S. DOLLAR TIME DEPOSIT—2.16%
$501	Bank of New York,
	0.05%, due 1/2/09	501,064
Total Short-Term Investments
(Cost—$1,588,677)		1,583,698
Total Investments—100.64%
(Cost—$34,276,357)		23,338,021
Liabilities in excess of other
assets—(0.64%)		(148,298)
NET ASSETS (Applicable to 3,167,316 shares of capital stock outstanding; equivalent to $7.32 per share) 100.00%		$23,189,723

*	Non-income producing securities.
@

Fair valued security. This security has been valued in good faith in such a manner as prescribed by the Board of Directors. At December 31, 2008 these securities had a market value of $140,237, representing 0.60% of net assets.

See accompanying notes to consolidated financial statements.

EQUITY CLASSIFICATIONS HELD		TEN LARGEST EQUITY POSITIONS HELD
December 31, 2008		December 31, 2008
	Percent of		Percent of
Industry	Net Assets	Issue	Net Assets
Energy	21.96%	Bangkok Bank Public Co., Ltd.	10.15%
Banks	20.20	PTT Exploration and Production
Property Development	12.14	Public Co., Ltd.	9.85
Media & Publishing	9.11	Kasikornbank Public Co., Ltd.	9.13
Communication	7.99	PTT Public Co., Ltd.	6.83
Commerce	7.53	Advanced Info Service Public
Health Care Services	5.49	Co., Ltd.	6.41
Food & Beverage	2.29	Bangkok Chain Hospital Public
Construction	1.84	Co., Ltd.	5.45
Transportation	1.33	Amarin Printing and Publishing
Packaging	1.11	Public Co., Ltd.	4.69
Personal Products	1.05	BEC World Public Co., Ltd.	3.63
Mining	0.82	CP ALL Public Co., Ltd.	3.04
Household Goods	0.37	Banpu Public Co., Ltd.	2.76
Machinery	0.32
Finance & Securities	0.19
Petrochemicals	0.07

Consolidated Statement of Assets and Liabilities

December 31, 2008

Assets
Investment in securities, at value (cost—$34,276,357)	$23,338,021
Receivable for securities sold	1,979
Interest and dividends receivable	7,039
Prepaid expenses	4,799
Total assets	23,351,838
Liabilities
Accrued Thai repatriation tax	28,667
Payable for management fees	11,815
Payable for advisory fees	3,769
Payable for other affiliates	10,579
Audit and tax services	60,500
Legal fees	23,000
Accrued expenses and other liabilities	23,785
Total liabilities	162,115
Net Assets	$23,189,723

Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
3,167,316 shares issued and outstanding	$31,673
Paid-in capital in excess of par value	37,491,579
Accumulated net investment loss	(51,822)
Accumulated net realized loss on investments and foreign currency transactions	(3,349,343)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currency	(10,932,364)
Net assets applicable to shares outstanding	$23,189,723
Net Asset Value Per Share	$7.32

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Investment income:
Dividends	$ 1,361,646
Interest	17,063
Total investment income	1,378,709
Expenses:
Investment management fee and expenses	228,416
Investment advisory fee	213,592
Administration fee and expenses	175,637
Audit and tax services	75,833
Legal fees and expenses	71,230
Directors’ fees and expenses	56,139
Reports and notices to shareholders	45,811
Custodian fees and expenses	42,791
Thai repatriation tax expense	28,667
Transfer agency fee and expenses	10,341
Insurance expense	9,348
Other	181,360
Total expenses before expense waivers	1,139,165
Less waiver of:
Administration fee	(50,000)
Investment advisory fee	(142,376)
Net expenses	946,789
Net investment income	431,920
Realized and unrealized gains/(losses) from investment activities and foreign currency transactions:
Net realized gains on investments	2,373,709
Net realized foreign currency transaction losses	(220,186)
Net change in unrealized depreciation on equity investments net of $268,562
Thai tax credit	(21,141,555)
Net change in unrealized depreciation on short-term investments and other assets and liabilities
denominated in foreign currency	(2,641)
Net realized and unrealized losses from investment activities and foreign currency transactions	(18,990,673)
Net decrease in net assets resulting from operations	$ (18,558,753)

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

For the Years Ended
December 31,

	2008	2007
Increase (decrease) in net assets from operations:
Net investment income	$ 431,920	$ 540,032
Net realized gain (loss) on:
Investments	2,373,709	7,381,284
Foreign currency transactions	(220,186)	110,575
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(21,141,555)	2,594,489
Translation of short-term investments and other assets and liabilities
denominated in foreign currency	(2,641)	(5,214)
Net increase (decrease) in net assets resulting from operations	(18,558,753)	10,621,166
Dividends to shareholders from:
Net investment income	(265,695)	(631,481)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	28,282	192,050
Net increase (decrease) in net assets	(18,796,166)	10,181,735
Net assets:
Beginning of year	41,985,889	31,804,154
End of year (including accumulated net investment loss and undistributed
net investment income of $(51,822) and $318, respectively)	$ 23,189,723	$ 41,985,889

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand. In addition, the Investment Plan will expire in 2015, unless continuance is approved by Thailand’s Securities and Exchange Commission (“Thai SEC”), which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate. In the event of liquidation of the Investment Plan, the Fund’s Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Fair Value Measurements—In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. There has been no impact to the Fund as a result of the adoption of FAS 157. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$21,754,323	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$21,754,323	$—

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of December 31, 2008 is presented.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan. Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan’s overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the implementation of FIN 48 did not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Management will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average net assets. At December 31, 2008, the Fund owed the Manager $11,815. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2008, expenses of $14,878 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund’s Board.

Under the International Investment Advisory Agreement, Daiwa SB Investments (Singapore) Ltd. (“the Adviser”) provides general and specific investment advice to the Manager with respect to the Fund’s assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund’s assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2008, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund’s average net assets for the fiscal year ended December 31, 2008. At December 31, 2008, the Fund owed the Adviser $3,769, net of waivers.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2008. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2008, expenses of $4,637 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 2008, DSTC earned $6,526, as compensation for its custodial services to the Fund.

At December 31, 2008, the Fund owed $8,333, $1,750 and $496 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

Bangkok Bank Public Company Ltd. is the custodian for the Fund’s Thai assets.

The Fund paid or accrued $71,230 for the year ended December 31, 2008 for legal services in conjunction with the Fund’s ongoing operations provided by the Fund’s law firm, Clifford Chance US LLP, of which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

During the year ended December 31, 2008, the Fund made purchases of $28,676,390 and sales of $26,000,860 of investment securities, excluding short-term investments. The aggregate cost of investments at December 31, 2008 for federal income tax purposes was $32,691,943, excluding short-term investments.

At December 31, 2008, net unrealized depreciation, excluding short-term securities aggregated $(10,937,620) of which $1,174,454 related to appreciated securities and $12,112,074 related to depreciated securities.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gains (losses) and paid-in capital in the Statement of Assets and Liabilities in a way that more closely represents their tax character, an adjustment has been made to accumulated net investment loss, accumulated net realized loss on investments and paid-in capital.

For the year ended December 31, 2008, the adjustment was to decrease accumulated ordinary income by $218,365, decrease accumulated long-term capital loss on investments by $2,282,226 and decrease paid-in capital by $2,063,861 primarily relating to the reclassification of realized foreign currency transactions, non-deductible tax paid and expiration of capital loss carryforwards. Net assets were not affected by this change.

The tax character of the distributions paid during the fiscal year ended December 31, 2008 and December 31, 2007 was from ordinary income and was the same for financial statement and tax purposes.

During the current year, the Fund utilized capital loss carryforwards of $2,697,930 and $2,062,040 of capital loss carryforwards expired.

At December 31, 2008, the Fund had a remaining capital loss carryover of $3,002,440, of which $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and Thai tax paid. As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Accumulated Long-term	Unrealized
Ordinary Income	Capital Loss	Appreciation/Depreciation
-0-	$(3,002,440)	$(10,936,627)

At December 31, 2008, the Fund had deferred capital and foreign currency losses of $342,641 and $51,882, respectively. For tax purposes, such losses will be reflected in the period ended December 31, 2009.

Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended December 31, 2008, 4,279 shares were issued on December 30, 2008 at the reinvestment price of $6.61. The net asset value per share on that date was $7.30. Of the 3,167,316 shares outstanding at December 31, 2008, Daiwa Securities America Inc., an affiliate of both the Adviser and DSTC, owned 7,730 shares.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$ 13.27	$ 10.11	$ 8.92	$ 8.88	$ 9.62
Net investment income	0.14*	0.17*	0.16*	0.12*	0.05*
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(6.01)	3.19*	1.31	0.01	(0.75)
Net increase (decrease) in net asset value resulting from operations	(5.87)	3.36	1.47	0.13	(0.70)
Less: dividends and distributions to shareholders
Net investment income	(0.08)	(0.20)	(0.28)	(0.09)**	(0.04)
Net asset value, end of year	$ 7.32	$ 13.27	$ 10.11	$ 8.92	$ 8.88
Per share market value, end of year	$ 6.71	$ 13.59	$ 11.21	$ 8.99	$ 8.49
Total investment return:(a)
Based on market price at beginning and end of year,
assuming reinvestment of dividends	(50.00)%	23.09%	27.89%	6.89%	(7.40)%
Based on net asset value at beginning and end
of year, assuming reinvestment of dividends	(44.14)%	33.27%	16.24%	1.40%	(6.89)%
Ratios and supplemental data:
Net assets, end of year (in millions)	$ 23.2	$ 42.0	$ 31.8	$ 28.0	$ 27.9
Ratios to average net assets of:
Expenses, before waivers of Administration and Advisory fees
and excluding Thai taxes applicable to net investment income	3.11%	2.57%	2.66%	3.04%	2.85%
Expenses, after waivers of Administration and Advisory fees
and including Thai taxes applicable to net investment income.	2.65%	2.20%	2.39%	2.58%	2.32%
Expenses, after waivers of Administration and Advisory fees
and excluding Thai taxes applicable to net investment income	2.57%	2.04%	2.10%	2.46%	2.26%
Expenses, before waivers of Administration and Advisory fees
and including Thai taxes applicable to net investment income.	3.19%	2.74%	2.95%	3.16%	2.91%
Net investment income	1.21%	1.45%	1.57%	1.36%	0.63%
Portfolio turnover	80.06%	90.30%	129.02%	70.01%	11.21%

*	After Thai taxes applicable to net investment income.
**	Actual dividend equals $0.095 per share.
(a)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

The Thai Capital Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 20, 2009

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2008) as to the federal tax status of distributions totaling $0.084 per share received by you during such fiscal year.

Accordingly, the Fund is hereby advising you that on December 12, 2008 the Board of Directors of the Fund declared a total distribution of $0.084 per share, all of which resulted from net investment income. The dividend was paid on December 30, 2008 to shares of record at the close of business on December 22, 2008. The entire amount of this distribution is reportable as 2008 income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2008.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2010 for Class I Directors, 2011 for Class II Directors and 2009 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)

Directors

Austin C. Dowling (76) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Japan Equity Fund, Inc., since 1992; Director, The Singapore Fund, Inc., since 2000.	Class II Director since 1990	3

Martin J. Gruber (71) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Japan Equity Fund, Inc., since 1992; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Class I Director since 2000	3

David G. Harmer (65) 4337 Bobwhite Court Ogden, UT 84403	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Japan Equity Fund, Inc., since 1997; Director, The Singapore Fund, Inc., since 1996.	Class I Director since 2000	3

Richard J. Herring (62) 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972; Co-Director, Wharton Financial Institutions Center, since 2000; Director, Lauder Institute of International Management Studies, from 2000 to 2006; Director, The Singapore Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds, since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	Class III Director since 2007	3

Rahn K. Porter (54) 944 East Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., since June 2008; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from 2003 to 2007; Principal, RPSS Enterprises (financial consulting company), from 2002 to 2003; Director, The Singapore Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007.	Class II Director since 2007	3

* Masamichi Yokoi (56) Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa Securities America Inc., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006; Chairman of the Board, The Singapore Fund, Inc., since 2006.	Chairman of the Board and Class III Director since 2006	2

Officers

John J. O’Keefe (49) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President and Treasurer, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., since 2000; Vice President, Fund Accounting Department of Daiwa Securities Trust Company since 2000.	Vice President and Treasurer of the Fund since 2000	—

Yuko Tatezawa (30) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Daiwa Securities Trust Company, since October 2008; Client Reporting Department of Daiwa Securities Trust Company, from 2002 to 2008; Secretary, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Secretary of the Fund since 2004	—

Anthony Cambria (54) One Evertrust Plaza Jersey City, NJ 07302-3051	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Chief Compliance Officer of the Fund since 2004	—

Leonard B. Mackey, Jr. (58) 31 West 52nd Street New York, NY 10019-6131	Consultant since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1

“Fund Complex” includes the Fund, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*

Director so noted is deemed by the Fund’s counsel to be an “interested person” (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Yokoi is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund’s investment adviser, Daiwa SB Investments (Singapore) Ltd.

BOARD OF DIRECTORS Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Annual Report December 31, 2008
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER

SCB Asset Management Co., Ltd.

INVESTMENT ADVISER

Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR

Daiwa Securities Trust Company

CUSTODIANS

Bangkok Bank Public Company, Ltd.

(Thai Custodian)

Daiwa Securities Trust Company

(U.S. Custodian)

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial and accounting officer. A copy of the registrant’s Code of Ethics is attached hereto as Exhibit 12(a).

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1)	The Code of Ethics is attached hereto as Exhibit 12(a).
(2)	Not applicable.
(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Rahn K. Porter who is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008
	Registrant	Covered Entities(1)
Audit Fees	$67,100	N/A

Non-Audit Fees
Audit-Related Fees	(2) $8,000	–
Tax Fees	(3) $8,400	(5) $2,000
All Other Fees	–	(6) $7,500
Total Non-Audit Fees	$16,400	–

Total	$83,500	$9,500

2007
	Registrant	Covered Entities(1)
Audit Fees	$63,900	N/A

Non-Audit Fees
Audit-Related Fees	(4) $22,300	–
Tax Fees	(3) $8,000	(5) $2,000

All Other Fees	–	(6) $10,000
Total Non-Audit Fees	$30,300	–

Total	$94,200	$12,000

_____________________
N/A- Not applicable, as not required by Item 4.

(1)    “Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant.

(2)    Audit Related Fees for 2008 were $8,000 for the audit of the Thai Investment Plan performed by PricewaterhouseCoopers Bangkok.

(3)    Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(4)    Audit Related Fees for 2007 includes $15,000 paid to PricewaterhouseCoopers for review of the Form N-2 and $7,300 for the audit of the Thai Investment Plan performed by PricewaterhouseCoopers Bangkok.

(5)    Related to tax representative services for Daiwa SB Investments (H.K.) Ltd. performed by PricewaterhouseCoopers Taiwan.

(6)    All Other Fees represents fees paid to PricewaterhouseCoopers Bangkok for the statutory audit of the registrant.

(e)

(1)           Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2) 0% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	See table above.
(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The registrant’s policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Vijchu Chantatab, is currently responsible for the day-to-day management of the Fund. He has been managing the Fund since March 2005. SCB Asset Management Co., Ltd., the Fund’s investment manager, has employed Mr. Chantatab as an equity fund manager since March 2005. Prior to that time, Mr. Chantatab was a senior fund manager for BofA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Mr. Chantatab managed 15 mutual funds with a total of approximately $193.24 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because Mr. Chantatab manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Mr. Chantatab may receive fees from certain funds that are higher than the fee it receives from the Fund. In those instances, Mr. Chantatab may have an incentive to favor the higher fee accounts over the Fund. SCB Asset Management Co., Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers. As of December 31, 2008, Mr. Chantatab did not beneficially own any securities in the Fund.

Portfolio Manager Compensation Structure. Mr. Chantatab receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Chantatab.

Generally, Mr. Chantatab receives base salary compensation based on the level of his position with the investment adviser. In addition to base compensation, Mr. Chantatab may receive discretionary compensation. Discretionary compensation is comprised of a cash bonus. The bonus is directly calculated from fund performance, contribution to the business objectives of the investment adviser, the dollar amount of assets under management, client contribution or any market compensation contributions.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the Fund or any “affiliated purchasers” during the period of this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By	\s\ John J. O’Keefe

John J. O’Keefe, Principal Executive Officer

Date: March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe

John J. O’Keefe, Principal Executive Officer

Date: March 2, 2009

By	\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

Date: March 2, 2009

EXHIBIT 12 (a)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

I.

This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s President and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•

full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;
•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund. The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit. Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
•

use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

•

accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•

any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance
•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;
•

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

•

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;
•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and
•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;
•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;
•

if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and
•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.:
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 2, 2009

\s\ John J. O’Keefe

John J. O’Keefe, Principal Executive Officer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 2, 2009

By	\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended December 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 2, 2009

\s\ John J. O’Keefe

John J. O’Keefe, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended December 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 2, 2009

\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 12 (c)

The Thai Capital Fund, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of The Thai Capital Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by SCB Asset Management. (the “Investment Manager”).

I.	Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A. Review of Investment Manager’s Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.	Disclosures

A.	The Fund shall include in its annual report filed on Form N-CSR:

1. a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2. a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3. a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available

_________________________

1 As it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

2  The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:

Proxy voting policy for SCB Asset Management Co., Ltd.

Statement of Policies and Procedures for

Voting Proxies

INTRODUCTION

As a registered investment adviser, SCB Asset Management Co., Ltd. ("SCBAM," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

SCBAM recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

SCBAM is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of SCBAM for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of SCBAM to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, SCBAM reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. SCBAM believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, SCBAM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: SCBAM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: SCBAM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: SCBAM recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: SCBAM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

Our portfolio management team is responsible for the coordination of SCBAM's proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how SCBAM will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

SCBAM recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

a.

The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where SCBAM holds a significant voting percentage of the company. The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

b.	If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.
c.	If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.
d.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. SCBAM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORD

Clients may obtain information on how SCBAM voted with respect to their proxies by contacting our Client services team at SCB Asset Management Co., Ltd., 130-132 Sindhorn Tower 3 Bldg., 23rd Floor, Wireless Road, Phatumwam, Bangkok 10330, Thailand, Tel No. 66-2263-2800 ext. 2222, Fax No. 66-2263-4001 or email www.marketing@scbam.com.